                                                                    Exhibit 10.9

WELL CARE HMO, INC., D/B/A STAY WELL HEALTH PLAN           MEDICAID HMO CONTRACT

                            AHCA CONTRACT NO. FA312
                               AMENDMENT NO. 008

     THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELL CARE HMO, INC., D/B/A STAY WELL HEALTH PLAN, hereinafter referred to as the "Vendor", is hereby amended as follows:

1. Attachment I. Section 90.0, Payment and Authorized Enrollment Levels, Table 1 is amended as shown below.


            TABLE 1                                 PROJECTED ENROLLMENT

            COUNTY                                  MAXIMUM ENROLLMENT LEVEL
            BREVARD                                           14,000
            BROWARD                                           25,000
            CHARLOTTE                                            0
            CITRUS                                               0
            DADE                                              25,000
            DUVAL                                                0
            ESCAMBIA                                             0
            HERNANDO                                           8,500
            HIGHLANDS                                            0
            HILLSBOROUGH                                      28,000
            LEE                                               10,000
            MANATEE                                           12,000
            MARION                                               0
            ORANGE                                            38,000
            OSCEOLA                                           12,000
            PALM BEACH                                        15,000
            PASCO                                              7,000
            PINELLAS                                          15,000
            POLK                                              25,000
            SANTA ROSA                                           0
            SARASOTA                                           4,500
            SEMINOLE                                           5,000
            VOLUSIA                                              0


2. This amendment shall begin on March 22, 2004, or the date on which the amendment has been signed by both parties, whichever is later.

     All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

     All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

     This amendment and all its attachments are hereby made a part of the Contract.

     This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.


            AHCA CONTRACT NO. FA312, AMENDMENT NO. 008, PAGE 1 OF 2

WELL CARE HMO, INC., D/B/A STAY WELL HEALTH PLAN           MEDICAID HMO CONTRACT



     IN WITNESS WHEREOF, the parties hereto have caused this 2 page amendment to be executed by their officials thereunto duly authorized.

STAY WELL HEALTH PLAN                             STATE OF FLORIDA, AGENCY FOR
                                                  HEALTH CARE ADMINISTRATION

SIGNED                                            SIGNED
BY: /s/ Todd S. Farha                             BY: /s/ Mary Pat Moore
    ----------------------                            --------------------------

NAME: Todd S. Farha                               NAME: Mary Pat Moore
      --------------------                              ------------------------

TITLE: PRESIDENT & CHIEF                          TITLE: INTERIM SECRETARY
       EXECUTIVE OFFICER                                 -----------------------
       -------------------

DATE: 4/16/04                                     DATE: 4/26/04
      --------------------                              ------------------------




              THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY

WELL CARE HMO, INC., D/B/A STAY WELL HEALTH PLAN           MEDICAID HMO CONTRACT

                            AHCA CONTRACT NO. FA312
                               AMENDMENT NO. 009

     THIS AMENDMENT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELL CARE HMO, INC., d/b/a StayWell Health Plan of Florida, hereinafter referred to as the "Provider," is hereby amended as follows:

     1. Attachment I, Section 10.11.5, Functional Assessments (Behavioral Health), is amended to reduce FARS and CFARS outcome reporting from quarterly to annually, as follows.

          The plan shall ensure its providers administer functional assessments using the Functional Assessment Rating Scales (FARS) (for persons over age 18) and Child Functional Rating Scale (CFARS) (for persons age 18 and under). The plan shall ensure the provider administers and maintains the FARS and CFARS for recipients of behavioral health care services and upon termination of providing such services. Additionally, the plan must evaluate these data and report outcome measures to the agency on a annual basis by August 15.

     2. The plan shall comply with the settlement agreement for Hernandez, et al. v. Medows, case number 02-20964 (see Attachment II). The plan shall ensure that its enrollees are receiving the functional equivalent of those received by Medicaid fee-for-service recipients in accordance with the Hernandez settlement.

     3. Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, is amended effective July 1, 2003 as provided in Tables 2 and 3 shown below. Any capitation claims calculated based on rates different than those indicated below are subject to recoupment in accordance with
          Section I.J, of the Standard Contract.


Table 2.

Area wide Age-banded Capitation Rates for all agency areas of the state other than Area 6 and Area 1.


Area 03
                      <1 year    1-5       6-13     14-20 Male   14-20 Female     21-54 Male     21-54 Female     55-64         65+

TANF/FC/SOBRA          304.04    74.58     47.23        82.20         115.21         132.40           204.22     310.61      110.61
SSI/No Medicare       1722.67   318.21    170.47       178.77         178.77         539.93           539.93     554.25      554.25
SSI/Part B             288.07   288.07    288.07       288.07         288.07         288.07           288.07     288.07      288.07
SSI/Part A & B         261.55   261.55    261.55       261.55         261.55         261.55           261.55     261.55      184.50

Area 04
                      <1 year    1-5       6-13     14-20 Male   14-20 Female     21-54 Male     21-54 Female     55-64         65+
TANF/FC/SOBRA          271.14    66.78     42.37        47.98         103.10         118.94           183.25     279.31      279.31
SSI/No Medicare       1595.82   294.29    157.35       165.25         165.25         498.99           498.99     512.40      512.40
SSI/Part B             249.15   249.18    249.15       249.15         249.15         249.15           249.15     249.15      249.15
SSI/Part A & B         265.42   265.42    265.42       265.42         265.42         265.42           265.42     265.42      187.52

Area 05
                      <1 year    1-5       6-13     14-20 Male   14-20 Female     21-54 Male     21-54 Female     55-64         65+
TANF/FC/SOBRA          285.33    69.91     44.12        49.85         107.87         123.86           191.30     290.61      290.61
SSI/No Medicare       1640.03   302.32    161.06       169.11         169.11         511.37           511.37     524.95      524.95
SSI/Part B             217.17   217.17    217.17       217.17         217.17         217.17           217.17     217.17      217.17
SSI/Part A & B         276.42   276.42    276.42       276.42         276.42         276.42           276.42     276.42      195.30

Area 07
                      <1 year    1-5       6-13     14-20 Male   14-20 Female     21-54 Male     21-54 Female     55-64         65+
TANF/FC/SOBRA          278.86    68.56     43.44        49.09         105.94         121.93           188.01     286.09      286.09
SSI/No Medicare       1590.95   298.73    157.71       165.37         165.37         499.72           499.72     512.25      512.25
SSI/Part B             265.79   265.79    265.75       265.79         265.79         265.79           265.79     265.79      265.79
SSI/Part A & B         259.85   259.85    259.85       259.85         259.85         258.85           259.85     259.85      183.50

Area 08
                      <1 year    1-5       6-13     14-20 Male   14-20 Female     21-54 Male     21-54 Female     55-64         65+
TANF/FC/SOBRA          257.19    63.11     40.00        45.22          97.50         312.18           173.06     263.38      263.38
SSI/No Medicare       1611.33   297.66    159.61       167.51         167.51         505.95           505.95     519.07      519.07
SSI/Part B             250.97   250.97    250.97       250.97         250.97         250.97           250.87     250.97      250.97
SSI/Part A & B         253.44   253.44    253.44       253.44         253.44         253.44           253.44     258.44      179.15


            AHCA CONTRACT NO. FA312, AMENDMENT NO. 009, PAGE 1 OF 3

WELL CARE HMO, INC., D/B/A STAY WELL HEALTH PLAN           MEDICAID HMO CONTRACT

Area 09
                  <1 year      1-5     6-13   14-20 Male   14-20 Female   21-54 Male   21-54 Female    55-64      65+
TANF/FC/SOBRA      278.08    68.26    43.21       48.86         105.44       121.17         186.89    284.35   284.35
SSI/No Medicare   1801.74   333.04   179.03      187.98         187.98       567.15         567.15    581.73   581.73
SSI/Part B         251.63   251.63   251.63      251.63         251.63       251.63         251.63    251.63   251.63
SSI/Part A & B     290.09   290.09   290.09      290.09         290.09       290.09         290.09    290.09   204.83

Area 10
                  <1 year      1-5     6-13   14-20 Male   14-20 Female   21-54 Male   21-54 Female    55-64      65+
TANF/FC/SOBRA      292.87    71.89    45.66       51.65         111.29       128.28         197.65    301.04   301.04
SSI/No Medicare   3177.44   402.11   215.86      226.70         226.70       684.10         684.10    701.42   701.42
SSI/Part B         267.12   267.12   267.12      267.12         267.12       267.12         267.12    267.12   267.12
SSI/Part A & B     319.69   319.69   319.69      319.69         319.69       319.69         319.69    319.69   228.90

Area 11
                  <1 year      1-5     6-13   14-20 Male   14-20 Female   21-54 Male   21-54 Female    55-64      65+
TANF/FC/SOBRA      346.97    84.89    53.58       60.41         130.98       150.12         231.97    352.05   352.05
SSI/No Medicare   2143.27   432.47   231.39      242.81         242.81       734.42         734.42    753.18   753.18
SSI/Part B         420.82   420.82   420.82      420.82         420.82       420.82         420.82    420.82   420.82
SSI/Part A & B     357.12   357.12   357.12      357.12         357.12       357.12         357.12    357.12   252.28


STAYWELL                                              Medicaid HMO Contract
July 1, 2003                                          contract Number : ________


Table 3.

Area 6 or Area 1 Age-banded Capitation Rates, including Community Mental Health and Mental Health Targeted Case Management.


Area 01
                  <1 year      1-5     6-13   14-20 Male   14-20 Female   21-54 Male   21-54 Female    55-64      65+
TANF/FC/SOBRA      261.93    64.58    46.91       51.02         104.29       114.62         176.23    267.49   267.49
SSI/No Medicare   1637.19   305.09   213.99      207.65         207.65       549.97         549.97    544.97   544.97
SSI/Part B         289.84   289.84   289.84      289.84         289.84       289.84         289.84    289.84   289.84
SSI/Part A & B     301.66   301.66   301.66      301.66         301.66       301.66         301.66    301.66   318.69

Area 06
                  <1 year      1-5     6-13   14-20 Male   14-20 Female   21-54 Male   21-54 Female    55-64      65+
TANF/FC/SOBRA      279.39    71.17    59.81       65.78         122.52       124.65         190.77    289.28   289.28
SSI/No Medicare   1498.70   293.07   243.27      196.57         196.57       526.87         526.87    511.41   511.41
SSI/Part B         242.93   242.93   242.93      242.93         242.93       242.93         242.93    242.93   242.93
SSI/Part A & B     263.55   263.55   263.55      263.55         263.55       263.55         263.55    263.55   187.50

    4. This amendment shall begin on June 1, 2004 or the date on which the amendment has been signed by both parties, whichever is later.

        All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

        All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

        This amendment and all its attachments are hereby made a part of the Contract.

        This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.




                   REMAINDER OF PAGE LEFT BLANK INTENTIONALLY



            AHCA CONTRACT NO. FA312, AMENDMENT NO. 009, PAGE 2 OF 3

WELL CARE HMO, INC., D/B/A STAY WELL HEALTH PLAN       MEDICAID HMO CONTRACT

     IN WITNESS WHEREOF, the parties hereto have caused this 3 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELL CARE HMO, INC.,
d/b/a Stay Well Health Plan of Florida         STATE OF FLORIDA, AGENCY FOR
                                               HEALTH CARE ADMINISTRATION

SIGNED                                         SIGNED
BY:    /s/ Thaddeus Bereday                    BY:    /s/ Steven Grigas
   _____________________________                  _____________________________

NAME:  Thaddeus Bereday                        FOR:   Alan Levine
     ___________________________                    ___________________________


TITLE: Senior Vice President &                 TITLE: Secretary
       General Counsel                               __________________________
      __________________________

DATE:  6/30/04                                 DATE:  6-30-04
      __________________________                     __________________________



































            AHCA CONTRACT NO. FA312, AMENDMENT NO. 009, PAGE 3 OF 3